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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 31, 2001


                           AGILENT TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


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
              Delaware                              001-15405                           77-0518772
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
   (State or other jurisdiction of          (Commission File Number)         (IRS Employer Identification No.)
    incorporation or organization)
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                 395 Page Mill Road, Palo Alto, California 94306
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (650) 752-5000
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              (Former name, former address and former fiscal year,
                         if changed since last report)

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Item 5. Other Events

      On November 17, 2000, we agreed to sell our healthcare solutions business to Koninklijke Philips Electronics, N.V. ("Philips") for $1.7 billion pursuant to an asset purchase agreement. Agilent and Philips received antitrust clearance for the transaction from the European Union Commission in March 2001. As of May 31, 2001, the U.S. Department of Justice decided to allow the transaction to proceed without challenge. Consequently, our consolidated financial statements have been restated to reflect our healthcare solutions business as discontinued operations in accordance with Accounting Principles Board Opinion No. 30 "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB 30"). The financial position, results of operations and cash flows of our healthcare solutions business have been classified as discontinued, and prior periods have been restated, including the reallocation of general overhead charges to our remaining business segments. The restated consolidated financial statements are attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

      (c) Exhibits

      A list of exhibits is set forth in the Exhibit Index found on page 4 of this Report on Form 8-K.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 29, 2001                    Agilent Technologies, Inc.
                                        (Registrant)

                                        By: /s/ ROBERT R. WALKER
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                                           Robert R. Walker
                                           Executive Vice President and
                                           Chief Financial Officer

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                                  EXHIBIT INDEX

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EXHIBIT
NUMBER       DESCRIPTION
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
  23.1       Consent of Independent Accountants.

  99.1       Restated Agilent Technologies, Inc. 2000 Financial Report.
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